Exhibit (99)(a)

Press Release January 23, 2007

WACHOVIA EARNS $7.8 BILLION, EPS UP 11% TO $4.63 IN FULL YEAR 2006

4th Quarter 2006 EPS Up 10% to $1.20

4th QUARTER 2006 COMPARED WITH 4th QUARTER 2005

•	Double-digit growth in face of difficult interest rate environment. Results include acquisitions and divestitures.

•	Strong momentum and record results in market-related businesses of the Corporate and Investment Bank and Capital Management.

•	Overhead efficiency ratio at record low while investment for the future continues.

•	Continued strength in credit quality; increased provision reflects growth in auto, commercial lending and credit card.

•	Average loans up 74 percent, including acquisitions, with strength in commercial lending and consumer real estate-secured. Expanded consumer franchise including auto lending and credit cards generates results ahead of expectations.

•	Customer loyalty scores reach high of 51.8%; organic customer acquisition grew 13.2% annualized.

Earnings Highlights

	Three Months Ended
	December 31, 2006		September 30, 2006		December 31, 2005
(In millions, except per share data)	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$2,301	1.20	1,877	1.17	1,707	1.09
Net merger-related and restructuring expenses	29	0.01	25	0.02	37	0.02

Earnings excluding merger-related and restructuring expenses	$2,330	1.21	1,902	1.19	1,744	1.11

Discontinued operations, net of income taxes	(46)	(0.02)	—	—	(214)	(0.14)

Earnings excluding merger-related and restructuring expenses, and discontinued operations	$2,284	1.19	1,902	1.19	1,530	0.97

Financial ratios
Return on average common stockholders’ equity	13.09%		14.85		14.60
Net interest margin (a)	3.09		3.03		3.25
Fee and other income as % of total revenue (a)	46.32		49.20		45.55
Overhead efficiency ratio (a)	57.38%		57.44		63.72

Capital adequacy (b)
Tier 1 capital ratio	7.47%		7.74		7.50
Total capital ratio	11.40		11.47		10.82
Leverage ratio	6.01%		6.60		6.12

Asset quality (c)
Allowance for loan losses as % of nonaccrual and restructured loans	272%		520		439
Allowance for loan losses as % of loans, net	0.80		1.03		1.05
Allowance for credit losses as % of loans, net (d)	0.84		1.09		1.11
Net charge-offs as % of average loans, net	0.14		0.16		0.09
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.32%		0.26		0.28

(a)	Tax-equivalent.
(b)	The fourth quarter of 2006 is based on estimates.
(c)	Assset quality ratios at December 31, 2006, reflect the impact of Golden West.
(d)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA’S 4TH QUARTER 2006 EPS UP 10% TO $1.20; FULL YEAR UP 11%/page 2

CHARLOTTE, N.C. — Wachovia Corp. (NYSE:WB) today reported net income of $2.30 billion, or $1.20 per share, in the fourth quarter of 2006 compared with $1.71 billion, or $1.09 per share, in the fourth quarter of 2005.

Excluding after-tax net merger-related expenses of 1 cent per share in the fourth quarter of 2006 and 2 cents per share in the fourth quarter of 2005, earnings were $2.33 billion, or $1.21 per share, in the fourth quarter of 2006 compared with $1.74 billion, or $1.11 per share, in the fourth quarter of 2005.

Full year 2006 net income was $7.79 billion, up 17 percent from 2005, and earnings per share were up 11 percent from 2005 to a record $4.63. Excluding after-tax net merger-related expenses of 7 cents in 2006 and 11 cents in 2005, earnings in 2006 were $7.91 billion, or $4.70 per share, compared with $6.81 billion, or $4.30 per share, in 2005.

“For the fifth consecutive year, Wachovia has delivered double-digit earnings per share growth,” said Ken Thompson, Wachovia chairman and chief executive officer. “In the face of a challenging interest rate environment, we worked hard to control expenses, manage risk appropriately, create revenue synergies between our businesses, and prioritize our investments while continuing to provide industry-leading customer service. We believe our mix of businesses and the markets we serve, plus our demonstrated success in execution, will continue to position us well in any market environment.”

Results in 2005 included a discontinued operations gain of $214 million after tax, or 14 cents per share, related to the 2005 fourth quarter sale of Wachovia’s corporate and institutional trust businesses. Results in 2006 included a gain of $46 million after tax, or 2 cents per share, relating to this disposition. Results in 2006 also include the impact of the acquisitions of Golden West Financial Corporation on October 1, 2006, and Westcorp on March 1, 2006.

Wachovia Corporation

	Three Months Ended
(In millions)	December 31, 2006	September 30, 2006	December 31, 2005
Net interest income (Tax-equivalent)	$4,612	3,578	3,575
Fee and other income	3,980	3,465	2,989
Total revenue (Tax-equivalent)	8,592	7,043	6,564
Provision for credit losses	206	108	81
Noninterest expense	4,931	4,045	4,183
Net income	2,301	1,877	1,707
Average loans, net	412,561	281,110	237,482
Average core deposits	$362,427	291,227	287,502

In the fourth quarter of 2006 compared with the fourth quarter of 2005, Wachovia:

•	Grew revenue 31 percent on higher loans and deposits primarily due to the addition of Golden West and Westcorp, with equally strong fee income growth.

•	Increased net interest income 29 percent, reflecting higher average commercial loans, up 12 percent, and average consumer loans, up 161 percent, including the impact of the acquisitions.

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WACHOVIA’S 4TH QUARTER 2006 EPS UP 10% TO $1.20; FULL YEAR UP 11%/page 3

•	Commercial loan growth was led by middle-market and business banking, commercial real estate and large corporate lending, while consumer loan growth, which reflects the addition of Golden West and Westcorp, was led by higher real estate-secured loans, which included the impact of year-end 2005 loan transfers from loans held for sale.

•	Average core deposits rose 26 percent and average low-cost core deposits were up 3 percent. Growth in lower spread loans, a shift in deposit mix and the effects of the inverted yield curve resulted in 16 basis points of margin compression, although the margin improved 6 basis points from the prior quarter.

•	Generated across-the-board growth in fee and other income, up 33 percent, led by record investment banking fees, strength in service charges and higher securitization income. Asset management fees reached a new high, reflecting continued growth in retail brokerage managed account relationships, while commissions reflected renewed retail brokerage customer activity. Both trading results and securities gains turned around from losses in the fourth quarter of 2005.

•	Noninterest expense rose 18 percent largely reflecting the acquisition impact, and also included higher incentives on revenue growth in the Corporate and Investment Bank and in Capital Management.

•	Recorded a provision for credit losses of $206 million largely reflecting growth in auto lending and credit cards, as well as commercial loan growth. Net charge-offs were $140 million, or an annualized 0.14 percent of average net loans. Total nonperforming assets including loans held for sale were $1.4 billion, or 0.32 percent of loans, foreclosed properties and loans held for sale and included $700 million related to the Golden West acquisition.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, other intangible amortization and discontinued operations. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 14 and 15 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

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WACHOVIA’S 4TH QUARTER 2006 EPS UP 10% TO $1.20; FULL YEAR UP 11%/page 4

General Bank Highlights

	Three Months Ended
(In millions)	December 31, 2006	September 30, 2006	December 31, 2005
Net interest income (Tax-equivalent)	$3,778	2,823	2,467
Fee and other income	951	902	746
Total revenue (Tax-equivalent)	4,788	3,773	3,268
Provision for credit losses	148	123	75
Noninterest expense	2,009	1,689	1,669
Segment earnings	$1,671	1,246	965
Cash overhead efficiency ratio (Tax-equivalent)	41.98%	44.74	51.07
Average loans, net	$324,844	197,041	168,761
Average core deposits	288,441	216,410	208,005
Economic capital, average	$12,510	8,480	7,071

General Bank

The General Bank includes retail, small business and commercial customers. The fourth quarter of 2006 compared with the fourth quarter of 2005 included:

•	Earnings of $1.7 billion on a 47 percent increase in revenue to $4.8 billion, driven by increased loans and deposits primarily reflecting the addition of Golden West and Westcorp. The business mix continued to shift, reflecting customer preferences for fixed rate instead of variable rate loans and certificates of deposit over demand deposits.

•	An increase in average loans reflecting the addition of an average $123.9 billion from Golden West and $15.5 billion from Westcorp. Organic growth was led by middle-market commercial, business banking and commercial real estate.

•	Deposit growth led by consumer certificates of deposit and money market funds. Net new retail checking accounts increased by 555,000 in 2006 compared with an increase of 535,000 in 2005.

•	27 percent growth in fee and other income with 19 percent growth in consumer service charges and 16 percent growth in interchange income.

•	20 percent growth in noninterest expense associated with the acquisitions, de novo branch activity and costs related to reentering the credit card business. Despite the increased expense, the General Bank’s overhead efficiency ratio improved 909 basis points to 41.98 percent.

•	Increased provision expense as a result of higher retail losses and growth in auto loans.

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WACHOVIA’S 4TH QUARTER 2006 EPS UP 10% TO $1.20; FULL YEAR UP 11%/page 5

Wealth Management Highlights

	Three Months Ended
(In millions)	December 31, 2006	September 30, 2006	December 31, 2005
Net interest income (Tax-equivalent)	$150	150	153
Fee and other income	200	197	189
Total revenue (Tax-equivalent)	353	348	344
Provision for credit losses	—	—	1
Noninterest expense	235	234	253
Segment earnings	$75	72	58
Cash overhead efficiency ratio (Tax-equivalent)	66.71%	67.19	73.22
Average loans, net	$16,775	16,449	14,902
Average core deposits	14,473	14,048	14,415
Economic capital, average	$541	530	508

Wealth Management

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. The fourth quarter of 2006 compared with the fourth quarter of 2005 included:

•	29 percent earnings growth to a record $75 million on modest revenue growth and lower expenses.

•	Revenue growth driven by higher fee and other income, including increased commissions and higher banking fees.

•	A dip in net interest income as margin compression offset strong momentum in loans and a modest increase in average core deposits.

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	December 31, 2006	September 30, 2006	December 31, 2005
Net interest income (Tax-equivalent)	$541	485	586
Fee and other income	1,353	989	901
Total revenue (Tax-equivalent)	1,837	1,431	1,436
Provision for credit losses	5	(5)	(13)
Noninterest expense	991	791	785
Segment earnings	$531	406	417
Cash overhead efficiency ratio (Tax-equivalent)	53.95%	55.28	54.66
Average loans, net	$46,946	45,792	41,607
Average core deposits	26,880	26,184	25,981
Economic capital, average	$6,946	6,564	5,629

Corporate and Investment Bank

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. Fourth quarter 2006 results compared with the fourth quarter of 2005 included:

•	Record earnings up 27 percent to $531 million on 28 percent revenue growth to $1.8 billion, driven by record advisory and origination activity in corporate client businesses, and strength in real estate capital markets.

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WACHOVIA’S 4TH QUARTER 2006 EPS UP 10% TO $1.20; FULL YEAR UP 11%/page 6

•	An 8 percent decline in net interest income reflected spread compression in asset-based lending and leasing, lower trading-related interest income and cross-border leasing runoff.

•	A 50 percent increase in fee and other income reflected strength in real estate capital markets, merger and acquisition advisory services, equity underwriting, high grade debt and loan syndications, and improved trading revenue as well as slightly improved principal investing results.

•	A 26 percent increase in noninterest expense primarily related to higher variable compensation on higher revenues.

•	Core deposit and loan growth from organic growth and acquisitions.

Capital Management Highlights

	Three Months Ended
(In millions)	December 31, 2006	September 30, 2006	December 31, 2005
Net interest income (Tax-equivalent)	$257	247	234
Fee and other income	1,354	1,232	1,167
Total revenue (Tax-equivalent)	1,604	1,471	1,394
Provision for credit losses	—	—	—
Noninterest expense	1,202	1,098	1,112
Segment earnings	$255	237	179
Cash overhead efficiency ratio (Tax-equivalent)	74.92%	74.67	79.75
Average loans, net	$966	795	389
Average core deposits	30,100	30,114	33,348
Economic capital, average	$1,643	1,536	1,533

Capital Management

Capital Management includes retail brokerage services and asset management. The fourth quarter of 2006 compared with the fourth quarter of 2005 included:

•	Record earnings of $255 million on 15 percent revenue growth with strength in retail brokerage managed account fees as well as higher brokerage transaction activity. Results also reflected the impact of 2006 acquisitions, higher net interest income, higher asset management fees and higher valuations on investments. Managed assets grew 26 percent from year-end 2005 to $133.7 billion at year-end 2006.

•	8 percent growth in noninterest expense primarily due to higher commissions, deferred compensation, other brokerage production costs and the impact of acquisitions. The overhead efficiency ratio improved 483 basis points to 74.92 percent due to revenue growth and expense control efforts.

Total assets under management of $276.0 billion at December 31, 2006, were up 20 percent from December 31, 2005, including $17.8 billion of assets retained from $24 billion transferred to the Parent in the fourth quarter of 2005 in connection with the Corporate and Institutional Trust divestiture. The increase also reflected $10.8 billion in market appreciation, $9.0 billion in net inflows, $5.5 billion in assets from the Metropolitan West Capital Management acquisition and $3.2 billion from the Golden West Atlas Funds.

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WACHOVIA’S 4TH QUARTER 2006 EPS UP 10% TO $1.20; FULL YEAR UP 11%/page 7

Equity assets reached $100.8 billion, up 22 percent in the same period. Total brokerage client assets grew 11 percent from year-end 2005 to $760.0 billion.

Wachovia Corporation (NYSE:WB) is one of the nation’s largest diversified financial services companies, providing a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services. Wachovia has retail and commercial banking operations in 21 states with 3,375 retail banking offices from Connecticut to Florida and west to Texas and California. In addition, two core businesses operate under the Wachovia Securities brand name: retail brokerage with 742 offices in 49 states and nine service affiliate offices in Latin America, and corporate and investment banking in selected industries nationwide. Other nationwide businesses include mortgage lending in 39 states and auto finance covering 46 states. Globally, Wachovia serves clients through more than 40 international offices. Online banking is available at wachovia.com; online brokerage products and services at wachoviasec.com, and investment products and services at evergreeninvestments.com. At December 31, 2006, Wachovia had assets of $707 billion and market capitalization of $108 billion.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated January 23, 2007.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 11 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses, and Discontinued Operations” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Discontinued Operations”, and which are reconciled to GAAP financial measures on pages 22 and 23. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses, discontinued operations and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization, discontinued operations and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

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WACHOVIA’S 4TH QUARTER 2006 EPS UP 10% TO $1.20; FULL YEAR UP 11%/page 8

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Tom Wurtz will review Wachovia’s fourth quarter 2006 results and present an outlook for 2007 in a conference call and audio webcast beginning at 8 a.m. Eastern Standard Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to fourth quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Fourth Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 888-357-9787 for U.S. callers or 706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Tuesday, January 23, at 11:30 a.m. EST and continuing through 5 p.m. EST Friday, February 23. Replay telephone number is 706-645-9291; access code: 3748883.

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139 or Ellen Taylor at 704-383-1381. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2006				2005
(Dollars in millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$4,577	3,541	3,641	3,490	3,523
Tax-equivalent adjustment	35	37	34	49	52

Net interest income (Tax-equivalent)	4,612	3,578	3,675	3,539	3,575
Fee and other income	3,980	3,465	3,583	3,517	2,989

Total revenue (Tax-equivalent)	8,592	7,043	7,258	7,056	6,564
Provision for credit losses	206	108	59	61	81
Other noninterest expense	4,741	3,915	4,139	4,079	4,032
Merger-related and restructuring expenses	49	38	24	68	58
Other intangible amortization	141	92	98	92	93

Total noninterest expense	4,931	4,045	4,261	4,239	4,183
Minority interest in income of consolidated subsidiaries	125	104	90	95	103

Income from continuing operations before income taxes (Tax-equivalent)	3,330	2,786	2,848	2,661	2,197
Income taxes	1,040	872	929	884	652
Tax-equivalent adjustment	35	37	34	49	52

Income from continuing operations	2,255	1,877	1,885	1,728	1,493
Discontinued operations, net of income taxes	46	—	—	—	214

Net income	$2,301	1,877	1,885	1,728	1,707

Diluted earnings per common share	$1.20	1.17	1.17	1.09	1.09
Return on average common stockholders’ equity	13.09%	14.85	15.41	14.62	14.60
Return on average assets	1.31	1.34	1.39	1.34	1.30
Overhead efficiency ratio	57.38%	57.44	58.71	60.07	63.72
Operating leverage	$665	1	180	436	(312)

ASSET QUALITY
Allowance for loan losses as % of loans, net	0.80%	1.03	1.07	1.08	1.05
Allowance for loan losses as % of nonperforming assets	246	396	421	389	378
Allowance for credit losses as % of loans, net	0.84	1.09	1.13	1.14	1.11
Net charge-offs as % of average loans, net	0.14	0.16	0.08	0.09	0.09
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.32%	0.26	0.25	0.28	0.28

CAPITAL ADEQUACY (a)
Tier I capital ratio	7.47%	7.74	7.81	7.87	7.50
Total capital ratio	11.40	11.47	11.42	11.45	10.82
Leverage ratio	6.01%	6.60	6.57	6.86	6.12

OTHER DATA
Average diluted common shares (In millions)	1,922	1,600	1,613	1,586	1,570
Actual common shares (In millions)	1,904	1,581	1,589	1,608	1,557
Dividends paid per common share	$0.56	0.56	0.51	0.51	0.51
Dividend payout ratio on common shares	46.67%	47.86	43.59	46.79	46.79
Book value per common share	$36.61	32.37	30.75	30.95	30.55
Common stock price	56.95	55.80	54.08	56.05	52.86
Market capitalization	$108,443	88,231	85,960	90,156	82,291
Common stock price to book value	156%	172	176	181	173
FTE employees	108,238	97,060	97,316	97,134	93,980
Total financial centers/brokerage offices	4,126	3,870	3,847	3,889	3,850
ATMs	5,212	5,163	5,134	5,179	5,119

(a)	The fourth quarter of 2006 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2006				2005
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND DISCONTINUED OPERATIONS (a) (b)
Return on average common stockholders’ equity	12.98%	15.02	15.52	15.01	13.05
Return on average assets	1.30	1.36	1.40	1.38	1.17
Overhead efficiency ratio	56.81	56.90	58.39	59.10	62.84
Overhead efficiency ratio excluding brokerage	53.56%	53.30	54.85	55.20	59.52
Operating leverage	$675	16	135	446	(337)

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND DISCONTINUED OPERATIONS (a) (b) (c)
Dividend payout ratio on common shares	45.16%	45.53	41.80	43.97	50.50
Return on average tangible common stockholders’ equity	31.58	30.79	32.63	30.64	27.11
Return on average tangible assets	1.43	1.47	1.52	1.49	1.27
Overhead efficiency ratio	55.17	55.60	57.03	57.81	61.41
Overhead efficiency ratio excluding brokerage	51.62%	51.73	53.22	53.63	57.79
Operating leverage	$725	8	142	444	(343)

OTHER FINANCIAL DATA
Net interest margin	3.09%	3.03	3.18	3.21	3.25
Fee and other income as % of total revenue	46.32	49.20	49.37	49.84	45.55
Effective income tax rate (d)	31.74	31.71	33.05	33.84	34.10
Effective tax rate (Tax-equivalent) (d) (e)	32.46%	32.61	33.84	35.06	35.39

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$154,306	150,566	146,341	142,469	138,361
Consumer loans, net	258,255	130,544	128,924	118,105	99,121
Loans, net	412,561	281,110	275,265	260,574	237,482
Earning assets	596,893	472,139	463,232	442,527	439,204
Total assets	698,687	555,164	543,612	522,209	520,382
Core deposits	362,427	291,227	291,638	290,214	287,502
Total deposits	395,380	326,360	327,938	322,830	319,825
Interest-bearing liabilities	536,958	414,563	403,234	384,406	382,974
Stockholders’ equity	$69,725	50,143	49,063	47,926	46,407

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$162,098	159,424	154,277	150,902	147,165
Consumer loans, net	258,060	131,335	128,639	130,030	111,850
Loans, net	420,158	290,759	282,916	280,932	259,015
Goodwill and other intangible assets
Goodwill	38,379	23,535	23,550	23,443	21,807
Deposit base	883	577	631	691	705
Customer relationships	662	688	714	742	413
Tradename	90	90	90	90	90
Total assets	707,121	559,922	553,614	541,842	520,755
Core deposits	371,771	291,667	292,243	296,092	293,562
Total deposits	407,458	323,298	327,614	328,564	324,894
Stockholders’ equity	$69,716	51,180	48,872	49,789	47,561

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 10, $29 million, $25 million, $15 million, $46 million and $37 million in the fourth, third, second and first quarters of 2006, and in the fourth quarter of 2005, respectively, of after-tax net merger-related and restructuring expenses, and $46 million after tax in the fourth quarter of 2006 and $214 million after tax in the fourth quarter of 2005 related to discontinued operations.
(b)	See page 10 for the most directly comparable GAAP financial measure and pages 22 and 23 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 10, $90 million, $59 million, $64 million, $59 million and $57 million in the fourth, third, second and first quarters of 2006, and in the fourth quarter of 2005, respectively, of deposit base and other intangible amortization.
(d)	The fourth quarter of 2006 and 2005 includes taxes on discontinued operations.
(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2006				2005
(In millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
INTEREST INCOME
Interest and fees on loans	$7,736	5,096	4,823	4,321	3,846
Interest and dividends on securities	1,491	1,692	1,685	1,565	1,486
Trading account interest	462	401	387	325	462
Other interest income	681	595	509	496	696

Total interest income	10,370	7,784	7,404	6,707	6,490

INTEREST EXPENSE
Interest on deposits	3,067	2,238	2,035	1,779	1,618
Interest on short-term borrowings	781	860	755	718	764
Interest on long-term debt	1,945	1,145	973	720	585

Total interest expense	5,793	4,243	3,763	3,217	2,967

Net interest income	4,577	3,541	3,641	3,490	3,523
Provision for credit losses	206	108	59	61	81

Net interest income after provision for credit losses	4,371	3,433	3,582	3,429	3,442

FEE AND OTHER INCOME
Service charges	646	638	622	574	555
Other banking fees	452	427	449	428	400
Commissions	633	562	588	623	573
Fiduciary and asset management fees	856	823	808	761	790
Advisory, underwriting and other investment banking fees	433	292	318	302	325
Trading account profits (losses)	29	123	164	219	(31)
Principal investing	142	91	189	103	135
Securities gains (losses)	47	94	25	(48)	(74)
Other income	742	415	420	555	316

Total fee and other income	3,980	3,465	3,583	3,517	2,989

NONINTEREST EXPENSE
Salaries and employee benefits	3,023	2,531	2,652	2,697	2,470
Occupancy	323	284	291	275	283
Equipment	314	291	299	280	277
Advertising	47	54	56	47	51
Communications and supplies	166	158	162	167	155
Professional and consulting fees	239	200	184	167	213
Other intangible amortization	141	92	98	92	93
Merger-related and restructuring expenses	49	38	24	68	58
Sundry expense	629	397	495	446	583

Total noninterest expense	4,931	4,045	4,261	4,239	4,183

Minority interest in income of consolidated subsidiaries	125	104	90	95	103

Income from continuing operations before income taxes	3,295	2,749	2,814	2,612	2,145
Income taxes	1,040	872	929	884	652

Income from continuing operations	2,255	1,877	1,885	1,728	1,493
Discontinued operations, net of income taxes	46	—	—	—	214

Net income	$2,301	1,877	1,885	1,728	1,707

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$1.20	1.19	1.19	1.11	0.97
Net income	1.22	1.19	1.19	1.11	1.11
Diluted earnings
Income from continuing operations	1.18	1.17	1.17	1.09	0.95
Net income	1.20	1.17	1.17	1.09	1.09
Cash dividends	$0.56	0.56	0.51	0.51	0.51
AVERAGE COMMON SHARES
Basic	1,889	1,573	1,585	1,555	1,541
Diluted	1,922	1,600	1,613	1,586	1,570

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Years Ended December 31,
(In millions, except per share data)	2006	2005
INTEREST INCOME
Interest and fees on loans	$21,976	13,970
Interest and dividends on securities	6,433	5,783
Trading account interest	1,575	1,581
Other interest income	2,281	2,355

Total interest income	32,265	23,689

INTEREST EXPENSE
Interest on deposits	9,119	5,297
Interest on short-term borrowings	3,114	2,777
Interest on long-term debt	4,783	1,934

Total interest expense	17,016	10,008

Net interest income	15,249	13,681
Provision for credit losses	434	249

Net interest income after provision for credit losses	14,815	13,432

FEE AND OTHER INCOME
Service charges	2,480	2,151
Other banking fees	1,756	1,491
Commissions (a)	2,406	2,343
Fiduciary and asset management fees (a)	3,248	3,011
Advisory, underwriting and other investment banking fees	1,345	1,109
Trading account profits (a)	535	286
Principal investing	525	401
Securities gains	118	89
Other income (a)	2,132	1,338

Total fee and other income	14,545	12,219

NONINTEREST EXPENSE
Salaries and employee benefits	10,903	9,671
Occupancy	1,173	1,064
Equipment	1,184	1,087
Advertising	204	193
Communications and supplies	653	633
Professional and consulting fees	790	662
Other intangible amortization	423	416
Merger-related and restructuring expenses	179	292
Sundry expense	1,967	1,829

Total noninterest expense	17,476	15,847

Minority interest in income of consolidated subsidiaries	414	342

Income from continuing operations before income taxes	11,470	9,462
Income taxes	3,725	3,033

Income from continuing operations	7,745	6,429
Discontinued operations, net of income taxes	46	214

Net income	$7,791	6,643

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$4.70	4.13
Net income	4.72	4.27
Diluted earnings
Income from continuing operations	4.61	4.05
Net income	4.63	4.19
Cash dividends	$2.14	1.94
AVERAGE COMMON SHARES
Basic	1,651	1,556
Diluted	1,681	1,585

(a)	Amounts presented in 2005 have been reclassified to conform to the presentation in 2006.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2006
(In millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$3,778	150	541	257	(114)	(35)	4,577
Fee and other income	951	200	1,353	1,354	122	—	3,980
Intersegment revenue	59	3	(57)	(7)	2	—	—

Total revenue (a)	4,788	353	1,837	1,604	10	(35)	8,557
Provision for credit losses	148	—	5	—	53	—	206
Noninterest expense	2,009	235	991	1,202	445	49	4,931
Minority interest	—	—	—	—	124	1	125
Income taxes (benefits)	950	43	299	147	(378)	(21)	1,040
Tax-equivalent adjustment	10	—	11	—	14	(35)	—

Income from continuing operations	1,671	75	531	255	(248)	(29)	2,255
Discontinued operations, net of income taxes	—	—	—	—	46	—	46

Net income (loss)	$1,671	75	531	255	(202)	(29)	2,301

	Three Months Ended September 30, 2006
(In millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,823	150	485	247	(127)	(37)	3,541
Fee and other income	902	197	989	1,232	145	—	3,465
Intersegment revenue	48	1	(43)	(8)	2	—	—

Total revenue (a)	3,773	348	1,431	1,471	20	(37)	7,006
Provision for credit losses	123	—	(5)	—	(10)	—	108
Noninterest expense	1,689	234	791	1,098	195	38	4,045
Minority interest	—	—	—	—	104	—	104
Income taxes (benefits)	704	42	230	136	(227)	(13)	872
Tax-equivalent adjustment	11	—	9	—	17	(37)	—

Net income (loss)	$1,246	72	406	237	(59)	(25)	1,877

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2005
(In millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,467	153	586	234	135	(52)	3,523
Fee and other income	746	189	901	1,167	(14)	—	2,989
Intersegment revenue	55	2	(51)	(7)	1	—	—

Total revenue (a)	3,268	344	1,436	1,394	122	(52)	6,512
Provision for credit losses	75	1	(13)	—	18	—	81
Noninterest expense	1,669	253	785	1,112	306	58	4,183
Minority interest	—	—	—	—	103	—	103
Income taxes (benefits)	547	32	224	103	(233)	(21)	652
Tax-equivalent adjustment	12	—	23	—	17	(52)	—

Income from continuing operations	965	58	417	179	(89)	(37)	1,493
Discontinued operations, net of income taxes	—	—	—	—	214	—	214

Net income	$965	58	417	179	125	(37)	1,707

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2006				2005
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$96,285	95,281	91,737	89,138	87,327
Real estate—construction and other	16,182	16,067	15,329	14,483	13,972
Real estate—mortgage	20,026	19,455	19,745	20,066	19,966
Lease financing	25,341	25,253	25,194	25,238	25,368
Foreign	13,464	12,677	11,680	11,535	10,221

Total commercial	171,298	168,733	163,685	160,460	156,854

CONSUMER
Real estate secured	225,826	100,115	98,420	98,898	94,748
Student loans	7,768	9,175	9,139	10,555	9,922
Installment loans	22,660	21,454	20,508	20,189	6,751

Total consumer	256,254	130,744	128,067	129,642	111,421

Total loans	427,552	299,477	291,752	290,102	268,275
Unearned income	7,394	8,718	8,836	9,170	9,260

Loans, net (On-balance sheet)	$420,158	290,759	282,916	280,932	259,015

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$171,298	168,733	163,685	160,460	156,854
Securitized loans—off-balance sheet	194	218	250	1,191	1,227
Loans held for sale	8,866	5,556	3,602	3,588	3,860

Total commercial	180,358	174,507	167,537	165,239	161,941

CONSUMER
Real estate secured
On-balance sheet loan portfolio	225,826	100,115	98,420	98,898	94,748
Securitized loans—off-balance sheet	5,611	6,151	6,833	7,598	8,438
Securitized loans included in securities	6,440	6,611	6,878	4,628	4,817
Loans held for sale	3,420	3,324	3,843	3,679	2,296

Total real estate secured	241,297	116,201	115,974	114,803	110,299

Student
On-balance sheet loan portfolio	7,768	9,175	9,139	10,555	9,922
Securitized loans—off-balance sheet	3,128	3,218	3,353	1,866	2,000
Securitized loans included in securities	52	52	52	52	52

Total student	10,948	12,445	12,544	12,473	11,974

Installment
On-balance sheet loan portfolio	22,660	21,454	20,508	20,189	6,751
Securitized loans—off-balance sheet	3,276	3,695	3,809	3,297	3,392
Securitized loans included in securities	137	169	181	193	206
Loans held for sale	282	159	305	592	249

Total installment	26,355	25,477	24,803	24,271	10,598

Total consumer	278,600	154,123	153,321	151,547	132,871

Total managed portfolio	$458,958	328,630	320,858	316,786	294,812

SERVICING PORTFOLIO (b)
Commercial	$250,652	227,899	212,500	192,367	173,428
Consumer	$21,039	60,854	58,082	58,697	56,741

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the retained interests are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2006				2005
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$3,004	3,021	3,036	2,724	2,719
Provision for credit losses	204	118	49	59	72
Provision for credit losses relating to loans transferred to loans held for sale or sold	7	(4)	5	—	5
Balance of acquired entities at purchase date	303	—	—	300	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	(18)	(15)	(18)	12	(21)
Net charge-offs	(140)	(116)	(51)	(59)	(51)

Balance, end of period	$3,360	3,004	3,021	3,036	2,724

as % of loans, net	0.80%	1.03	1.07	1.08	1.05

as % of nonaccrual and restructured loans (b)	272%	520	488	452	439

as % of nonperforming assets (b)	246%	396	421	389	378

LOAN LOSSES
Commercial, financial and agricultural	$32	25	32	27	52
Commercial real estate—construction and mortgage	10	2	3	7	12
Consumer	169	149	116	69	65

Total loan losses	211	176	151	103	129

LOAN RECOVERIES
Commercial, financial and agricultural	27	14	54	16	50
Commercial real estate—construction and mortgage	1	1	1	—	3
Consumer	43	45	45	28	25

Total loan recoveries	71	60	100	44	78

Net charge-offs	$140	116	51	59	51

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.04%	0.03	(0.06)	0.05	0.03
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.19	0.32	0.23	0.14	0.16
Total net charge-offs as % of average loans, net (c)	0.14%	0.16	0.08	0.09	0.09

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$226	275	299	342	307
Commercial real estate—construction and mortgage	93	80	88	84	85
Consumer real estate secured	900	213	226	240	221
Installment loans	15	10	6	6	7

Total nonaccrual loans	1,234	578	619	672	620
Foreclosed properties (d)	132	181	99	108	100

Total nonperforming assets	$1,366	759	718	780	720

Nonperforming loans included in loans held for sale (e)	$16	23	23	24	32
Nonperforming assets included in loans and in loans held for sale	$1,382	782	741	804	752

as % of loans, net, and foreclosed properties (b)	0.32%	0.26	0.25	0.28	0.28

as % of loans, net, foreclosed properties and loans held for sale (e)	0.32%	0.26	0.25	0.28	0.28

Accruing loans past due 90 days	$650	666	624	610	625

(a)	At December 31, 2006, the reserve for unfunded lending commitments was $154 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2006				2005
(In millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ASSETS
Cash and due from banks	$15,826	11,850	12,761	12,668	15,072
Interest-bearing bank balances	2,167	5,270	2,244	1,563	2,638
Federal funds sold and securities purchased under resale agreements	16,923	18,497	17,223	18,807	19,915

Total cash and cash equivalents	34,916	35,617	32,228	33,038	37,625

Trading account assets	45,529	43,904	46,552	39,385	42,704
Securities	108,619	106,553	119,179	117,528	113,698
Loans, net of unearned income	420,158	290,759	282,916	280,932	259,015
Allowance for loan losses	(3,360)	(3,004)	(3,021)	(3,036)	(2,724)

Loans, net	416,798	287,755	279,895	277,896	256,291

Loans held for sale	12,568	9,039	7,750	7,859	6,405
Premises and equipment	6,141	5,536	5,322	5,194	4,910
Due from customers on acceptances	855	1,200	1,010	968	824
Goodwill	38,379	23,535	23,550	23,443	21,807
Other intangible assets	1,635	1,355	1,435	1,523	1,208
Other assets	41,681	45,428	36,693	35,008	35,283

Total assets	$707,121	559,922	553,614	541,842	520,755

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	66,572	63,880	66,388	67,365	67,487
Interest-bearing deposits	340,886	259,418	261,226	261,199	257,407

Total deposits	407,458	323,298	327,614	328,564	324,894
Short-term borrowings	49,157	58,749	62,787	55,390	61,953
Bank acceptances outstanding	863	1,213	1,021	985	892
Trading account liabilities	18,228	19,553	18,409	17,846	17,598
Other liabilities	20,004	16,513	17,305	16,070	15,986
Long-term debt	138,594	86,419	74,627	70,218	48,971

Total liabilities	634,304	505,745	501,763	489,073	470,294

Minority interest in net assets of consolidated subsidiaries	3,101	2,997	2,979	2,980	2,900

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at December 31, 2006	—	—	—	—	—
Non-Cumulative Perpetual Class A Preferred Stock, Series I, $100,000 liquidation preference per share, 25,010 shares authorized	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.904 billion shares at December 31, 2006	6,347	5,271	5,298	5,362	5,189
Paid-in capital	51,746	34,276	34,086	34,291	31,172
Retained earnings	13,723	12,696	12,003	11,724	11,973
Accumulated other comprehensive income, net	(2,100)	(1,063)	(2,515)	(1,588)	(773)

Total stockholders’ equity	69,716	51,180	48,872	49,789	47,561

Total liabilities and stockholders’ equity	$707,121	559,922	553,614	541,842	520,755

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	FOURTH QUARTER 2006			THIRD QUARTER 2006
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$3,596	54	5.95%	$2,671	34	5.07%
Federal funds sold and securities purchased under resale agreements	20,830	268	5.11	17,530	224	5.08
Trading account assets	31,069	469	6.03	31,160	409	5.24
Securities	108,543	1,467	5.40	122,152	1,661	5.44
Loans
Commercial
Commercial, financial and agricultural	96,359	1,726	7.10	93,886	1,673	7.07
Real estate—construction and other	16,091	311	7.67	15,787	308	7.74
Real estate—mortgage	19,830	380	7.61	19,507	378	7.69
Lease financing	9,674	166	6.88	9,731	172	7.04
Foreign	12,352	170	5.49	11,655	158	5.37

Total commercial	154,306	2,753	7.08	150,566	2,689	7.09

Consumer
Real estate secured	226,870	4,240	7.47	99,669	1,670	6.69
Student loans	8,886	145	6.49	9,605	161	6.65
Installment loans	22,499	546	9.62	21,270	517	9.66

Total consumer	258,255	4,931	7.63	130,544	2,348	7.17

Total loans	412,561	7,684	7.42	281,110	5,037	7.13

Loans held for sale	11,928	200	6.70	12,130	214	6.99
Other earning assets	8,366	149	7.05	5,386	113	8.35

Total earning assets excluding derivatives	596,893	10,291	6.87	472,139	7,692	6.49
Risk management derivatives (a)	—	114	0.08	—	129	0.11

Total earning assets including derivatives	596,893	10,405	6.95	472,139	7,821	6.60

Cash and due from banks	12,418			11,973
Other assets	89,376			71,052

Total assets	$698,687			$555,164

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	82,924	398	1.90	75,534	355	1.86
Money market accounts	104,620	913	3.46	99,788	862	3.43
Other consumer time	111,858	1,310	4.65	52,352	548	4.15
Foreign	20,245	241	4.73	20,599	244	4.70
Other time	12,708	166	5.17	14,534	191	5.23

Total interest-bearing deposits	332,355	3,028	3.61	262,807	2,200	3.32
Federal funds purchased and securities sold under repurchase agreements	43,732	537	4.87	51,314	629	4.86
Commercial paper	5,043	60	4.72	5,190	63	4.77
Securities sold short	9,934	94	3.75	8,951	82	3.61
Other short-term borrowings	6,530	38	2.38	5,575	30	2.14
Long-term debt	139,364	1,873	5.35	80,726	1,095	5.41

Total interest-bearing liabilities excluding derivatives	536,958	5,630	4.16	414,563	4,099	3.93
Risk management derivatives (a)	—	163	0.13	—	144	0.14

Total interest-bearing liabilities including derivatives	536,958	5,793	4.29	414,563	4,243	4.07

Noninterest-bearing deposits	63,025			63,553
Other liabilities	28,979			26,905
Stockholders’ equity	69,725			50,143

Total liabilities and stockholders’ equity	$698,687			$555,164

Interest income and rate earned—including derivatives		$10,405	6.95%		$7,821	6.60%
Interest expense and equivalent rate paid—including derivatives		5,793	3.86		4,243	3.57

Net interest income and margin—including derivatives		$4,612	3.09%		$3,578	3.03%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

SECOND QUARTER 2006			FIRST QUARTER 2006			FOURTH QUARTER 2005
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$2,027	25	5.04%	$2,872	31	4.31%	$2,514	24	3.75%
17,628	209	4.75	19,657	209	4.31	22,647	237	4.17
29,252	393	5.37	27,240	344	5.08	34,461	482	5.59
124,102	1,668	5.38	117,944	1,557	5.28	115,557	1,506	5.21

90,259	1,555	6.92	87,784	1,411	6.51	85,155	1,326	6.17
14,946	277	7.43	14,184	243	6.95	13,803	226	6.51
20,118	369	7.36	20,166	350	7.04	20,132	333	6.57
9,895	175	7.08	10,050	171	6.81	10,153	184	7.26
11,123	142	5.10	10,285	118	4.67	9,118	97	4.23

146,341	2,518	6.90	142,469	2,293	6.52	138,361	2,166	6.22

97,377	1,584	6.51	96,082	1,514	6.31	80,984	1,236	6.10
10,842	170	6.30	10,589	157	6.00	11,235	155	5.46
20,705	482	9.33	11,434	242	8.57	6,902	127	7.32

128,924	2,236	6.95	118,105	1,913	6.50	99,121	1,518	6.11

275,265	4,754	6.92	260,574	4,206	6.51	237,482	3,684	6.17

9,320	165	7.11	8,274	128	6.24	17,646	270	6.10
5,638	99	7.00	5,966	118	8.04	8,897	155	6.92

463,232	7,313	6.32	442,527	6,593	6.00	439,204	6,358	5.77
—	125	0.11	—	163	0.15	—	184	0.16

463,232	7,438	6.43	442,527	6,756	6.15	439,204	6,542	5.93

12,055			12,762			12,770
68,325			66,920			68,408

$543,612			$522,209			$520,382

78,539	332	1.70	79,783	304	1.54	78,936	258	1.30
99,212	764	3.09	99,632	670	2.73	100,999	609	2.39
48,389	465	3.85	46,309	407	3.57	43,549	369	3.37
21,031	234	4.47	19,330	187	3.92	17,464	157	3.56
15,269	197	5.16	13,286	153	4.67	14,859	166	4.46

262,440	1,992	3.04	258,340	1,721	2.70	255,807	1,559	2.42

48,732	543	4.47	50,087	503	4.07	55,336	526	3.77
4,659	51	4.45	4,193	41	3.93	8,062	76	3.74
9,255	74	3.21	8,520	63	3.01	8,801	70	3.13
6,423	36	2.24	7,214	40	2.26	7,164	39	2.18
71,725	940	5.25	56,052	697	4.99	47,804	576	4.81

403,234	3,636	3.62	384,406	3,065	3.23	382,974	2,846	2.95
—	127	0.12	—	152	0.16	—	121	0.13

403,234	3,763	3.74	384,406	3,217	3.39	382,974	2,967	3.08

65,498			64,490			64,018
25,817			25,387			26,983
49,063			47,926			46,407

$543,612			$522,209			$520,382

	$7,438	6.43%		$6,756	6.15%		$6,542	5.93%
	3,763	3.25		3,217	2.94		2,967	2.68

	$3,675	3.18%		$3,539	3.21%		$3,575	3.25%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	YEAR ENDED 2006			YEAR ENDED 2005
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,793	144	5.16%	$2,516	81	3.23%
Federal funds sold and securities purchased under resale agreements	18,911	910	4.82	24,008	795	3.31
Trading account assets	29,695	1,615	5.44	33,800	1,668	4.94
Securities	118,170	6,353	5.38	115,107	5,913	5.14
Loans
Commercial
Commercial, financial and agricultural	92,100	6,365	6.91	80,901	4,554	5.63
Real estate—construction and other	15,259	1,139	7.46	13,158	760	5.78
Real estate—mortgage	19,904	1,477	7.42	20,187	1,194	5.92
Lease financing	9,836	684	6.95	10,223	727	7.12
Foreign	11,360	588	5.18	8,035	303	3.77

Total commercial	148,459	10,253	6.91	132,504	7,538	5.69

Consumer
Real estate secured	130,275	9,008	6.91	77,152	4,511	5.85
Student loans	9,975	633	6.35	11,126	548	4.92
Installment loans	19,013	1,787	9.40	7,140	488	6.84

Total consumer	159,263	11,428	7.18	95,418	5,547	5.81

Total loans	307,722	21,681	7.05	227,922	13,085	5.74

Loans held for sale	10,428	707	6.78	15,293	874	5.71
Other earning assets	6,343	479	7.54	9,944	533	5.36

Total earning assets excluding derivatives	494,062	31,889	6.45	428,590	22,949	5.35
Risk management derivatives (a)	—	531	0.11	—	959	0.23

Total earning assets including derivatives	494,062	32,420	6.56	428,590	23,908	5.58

Cash and due from banks	12,300			12,524
Other assets	73,972			67,896

Total assets	$580,334			$509,010

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	79,194	1,389	1.75	79,762	833	1.04
Money market accounts	100,824	3,209	3.18	96,826	1,950	2.01
Other consumer time	64,872	2,730	4.21	39,695	1,206	3.04
Foreign	20,305	906	4.46	13,922	422	3.03
Other time	13,949	707	5.07	11,947	436	3.66

Total interest-bearing deposits	279,144	8,941	3.20	242,152	4,847	2.00
Federal funds purchased and securities sold under repurchase agreements	48,457	2,212	4.56	54,302	1,673	3.08
Commercial paper	4,775	215	4.50	11,898	363	3.05
Securities sold short	9,168	313	3.41	10,279	341	3.31
Other short-term borrowings	6,431	144	2.26	6,675	124	1.87
Long-term debt	87,178	4,605	5.28	47,774	2,133	4.46

Total interest-bearing liabilities excluding derivatives	435,153	16,430	3.78	373,080	9,481	2.54
Risk management derivatives (a)	—	586	0.13	—	527	0.14

Total interest-bearing liabilities including derivatives	435,153	17,016	3.91	373,080	10,008	2.68

Noninterest-bearing deposits	64,136			62,438
Other liabilities	26,782			26,473
Stockholders’ equity	54,263			47,019

Total liabilities and stockholders’ equity	$580,334			$509,010

Interest income and rate earned—including derivatives		$32,420	6.56%		$23,908	5.58%
Interest expense and equivalent rate paid—including derivatives		17,016	3.44		10,008	2.34

Net interest income and margin—including derivatives		$15,404	3.12%		$13,900	3.24%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006				2005
(In millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
INCOME FROM CONTINUING OPERATIONS
Net income (GAAP)	A	$2,301	1,877	1,885	1,728	1,707
Discontinued operations, net of income taxes (GAAP)		(46)	—	—	—	(214)

Income from continuing operations (GAAP)		2,255	1,877	1,885	1,728	1,493
Merger-related and restructuring expenses (GAAP)		29	25	15	46	37

Earnings excluding merger-related and restructuring expenses, and discontinued operations	B	2,284	1,902	1,900	1,774	1,530
Other intangible amortization (GAAP)		90	59	64	59	57

Earnings excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C	$2,374	1,961	1,964	1,833	1,587

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$69,725	50,143	49,063	47,926	46,407
Merger-related and restructuring expenses (GAAP)		95	70	50	19	146
Discontinued operations (GAAP)		(8)	—	—	—	(36)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and discontinued operations	E	69,812	50,213	49,113	47,945	46,517
Average intangible assets (GAAP)	F	(39,979)	(24,943)	(24,972)	(23,689)	(23,302)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	G	$29,833	25,270	24,141	24,256	23,215

Return on average common stockholders’ equity
GAAP	A/D	13.09%	14.85	15.41	14.62	14.60
Excluding merger-related and restructuring expenses, and discontinued operations	B/E	12.98	15.02	15.52	15.01	13.05
Return on average tangible common stockholders’ equity
GAAP	A/D+F	30.68	29.55	31.38	28.91	29.33
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/G	31.58%	30.79	32.63	30.64	27.11

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$698,687	555,164	543,612	522,209	520,382
Average intangible assets (GAAP)		(39,979)	(24,943)	(24,972)	(23,689)	(23,302)

Average tangible assets (GAAP)	I	658,708	530,221	518,640	498,520	497,080

Average assets (GAAP)		698,687	555,164	543,612	522,209	520,382
Merger-related and restructuring expenses (GAAP)		95	70	50	19	146
Discontinued operations (GAAP)		(8)	—	—	—	(36)

Average assets, excluding merger-related and restructuring expenses, and discontinued operations	J	698,774	555,234	543,662	522,228	520,492
Average intangible assets (GAAP)		(39,979)	(24,943)	(24,972)	(23,689)	(23,302)

Average tangible assets, excluding merger-related and restructuring expenses, and discontinued operations	K	$658,795	530,291	518,690	498,539	497,190

Return on average assets
GAAP	A/H	1.31%	1.34	1.39	1.34	1.30
Excluding merger-related and restructuring expenses, and discontinued operations	B/J	1.30	1.36	1.40	1.38	1.17
Return on average tangible assets
GAAP	A/I	1.39	1.40	1.46	1.41	1.36
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/K	1.43%	1.47	1.52	1.49	1.27

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006				2005
(In millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$4,931	4,045	4,261	4,239	4,183
Merger-related and restructuring expenses (GAAP)		(49)	(38)	(24)	(68)	(58)

Noninterest expense, excluding merger-related and restructuring expenses	M	4,882	4,007	4,237	4,171	4,125
Other intangible amortization (GAAP)		(141)	(92)	(98)	(92)	(93)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$4,741	3,915	4,139	4,079	4,032

Net interest income (GAAP)		$4,577	3,541	3,641	3,490	3,523
Tax-equivalent adjustment		35	37	34	49	52

Net interest income (Tax-equivalent)		4,612	3,578	3,675	3,539	3,575
Fee and other income (GAAP)		3,980	3,465	3,583	3,517	2,989

Total	O	$8,592	7,043	7,258	7,056	6,564

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$984	893	924	950	899

Net interest income (GAAP)		$248	239	249	241	226
Tax-equivalent adjustment		—	—	1	—	—

Net interest income (Tax-equivalent)		248	239	250	241	226
Fee and other income (GAAP)		1,065	962	967	980	919

Total	Q	$1,313	1,201	1,217	1,221	1,145

Overhead efficiency ratios
GAAP	L/O	57.38%	57.44	58.71	60.07	63.72
Excluding merger-related and restructuring expenses	M/O	56.81	56.90	58.39	59.10	62.84
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	53.56	53.30	54.85	55.20	59.52
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	55.17	55.60	57.03	57.81	61.41
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	51.62%	51.73	53.22	53.63	57.79

OPERATING LEVERAGE
Operating leverage (GAAP)		$665	1	180	436	(312)
Merger-related and restructuring expenses (GAAP)		10	15	(45)	10	(25)

Operating leverage, excluding merger-related and restructuring expenses		675	16	135	446	(337)
Other intangible amortization (GAAP)		50	(8)	7	(2)	(6)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$725	8	142	444	(343)

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.56	0.56	0.51	0.51	0.51

Diluted earnings per common share (GAAP)	S	$1.20	1.17	1.17	1.09	1.09
Merger-related and restructuring expenses (GAAP)		0.01	0.02	0.01	0.03	0.02
Other intangible amortization (GAAP)		0.05	0.04	0.04	0.04	0.04
Discontinued operations (GAAP)		(0.02)	—	—	—	(0.14)

Diluted earnings per common share, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	T	$1.24	1.23	1.22	1.16	1.01

Dividend payout ratios
GAAP	R/S	46.67%	47.86	43.59	46.79	46.79
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	R/T	45.16%	45.53	41.80	43.97	50.50

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 22 and 23 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.